Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
                                       277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------

                            Real Estate Finance Group
================================================================================
                           COMMERCIAL MORTGAGE TRADING
================================================================================


                                 $1,149,622,805
                       (Approximate Mortgage Pool Balance)

                              "Column Conduit VIII"


                          DLJ COMMERCIAL MORTGAGE CORP.
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-CF2
  Class S, Class A-1A, Class A-1B, Class A-2, Class A-3, Class A-4, Class B-1,
                                   Class B-2



                      ** PRELIMINARY SUMMARY MEMORANDUM **


                             Dated November 16, 1998

--------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished similar materials. These materials and the information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

================================================================================

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
                                       277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------

                            Real Estate Finance Group
================================================================================
                           COMMERCIAL MORTGAGE TRADING
================================================================================

                          DLJ Commercial Mortgage Corp.
         Commercial Mortgage Pass-Through Certificates, Series 1998-CF2
                              "Column Conduit VIII"
--------------------------------------------------------------------------------

                                    [GRAPHIC]


                                         (%)     (%)   Avg                 Price              Approx.                   ERISA/
  Class     Ratings(1)  ($) Balance    Balance   Sub  Life(2)  Maturity(2)  Talk    Index      Price      Status       SMMEA(4)
  -----     ----------  -----------    -------   ---  -------  -----------  ----    -----      -----      ------       --------
    S        Aaa/AAA    1,149,622,805    na      na     9.4     Oct-23      ---       ---        ---       Public       Yes/Yes


  A-1A       Aaa/AAA      226,315,000   19.70   28.00   5.7     Jun-08      ---       ---        ---       Public       Yes/Yes

  A-1B       Aaa/AAA      601,417,000   52.30   28.00   9.7     Oct-08      ---       ---        ---       Public       Yes/Yes

   A-2        Aa2/AA       57,482,000   5.00    23.00   9.9     Nov-08      ---       ---        ---       Public        No/Yes

   A-3         A2/A        63,230,000   5.50    17.50   9.9     Nov-08      ---       ---        ---       Public          No

   A-4        A3/A-        14,370,000   1.25    16.25   9.9     Nov-08      ---       ---        ---       Public          No

   B-1       Baa2/BBB      43,111,000   3.75    12.50   9.9     Nov-08      ---       ---        ---       Public          No

   B-2      Baa3/BBB-      17,245,000   1.50    11.00   9.9     Nov-08      ---       ---        ---       Public          No

   B-3        NR/BB        54,607,000   4.75    6.25   10.7     Apr-12    ******   ** (3) **   ******   Private-144A       No

   B-4        NR/BB-       11,496,000   1.00    5.25   14.0     Jun-13    ******   ** (3) **   ******   Private-144A       No

   B-5         NR/B        22,993,000   2.00    3.25   14.7     Oct-13    ******   ** (3) **   ******   Private-144A       No

   B-6        NR/B-        14,370,000   1.25    2.00   14.9     Jun-14    ******   ** (3) **   ******   Private-144A       No

    C         NR/NR        22,986,805   2.00    0.00   18.3     Oct-23    ******   ** (3) **   ******   Private-144A       No


(1)  Moody's Investor Service, Inc. / Fitch IBCA, Inc.

(2) Reflects average life and maturity. Assumes 0% CPR, no defaults and no extensions.

(3)  Sold.

(4) Expected to be eligible for DLJ's individual prohibited transaction exemption under ERISA.

--------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished similar materials. These materials and the information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

================================================================================

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
                                       277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------

                            Real Estate Finance Group
================================================================================
                           COMMERCIAL MORTGAGE TRADING
================================================================================

                          DLJ Commercial Mortgage Corp.
         Commercial Mortgage Pass-Through Certificates, Series 1998-CF2
                              "Column Conduit VIII"
--------------------------------------------------------------------------------


Collateral     The Trust Fund will consist of a pool of 318 fixed-rate,
Overview:      monthly-pay mortgage loans with an aggregate balance of
               approximately $1,149,622,805 as of December 1, 1998 (Cut-off
               Date), which are secured by a first lien on a fee and/or leasehold interest in a multifamily or commercial property. The properties are located throughout 38 states and the District of Columbia with the largest concentrations (by balance) in NY
               13.5% (19 loans), CA 12.7% (40 loans) and TX 11.0% (49 loans).

               o Property Type Diversification: Multifamily (28.0%), Retail (20.1%), Office (19.5%), Hotel (13.6%)

               o    ARD Loans as % of Total: 15.0%

               o    CTL Loans as % of Total: 0.5%

               o Appraisals: 100% of the appraisals state that they follow the guidelines set forth in Title XI of FIRREA.

               o Call Protection: 92.6% of the mortgage loans provide for an initial lockout period followed by a defeasance period. 0.2% of the mortgage loans provide for a lockout period only. The remaining 7.2% of the mortgage loans provide for an initial lockout period followed by a yield maintenance period and/or prepayment premium period.

               o    Underwriting Procedures:

                    - 66.0% of the mortgage loans have agreed upon procedures performed by a third party.

                    - 99.5% of the mortgage loans have tax and insurance escrows.

                    - 100.0% of the multifamily and hotel properties have replacement / FF&E reserves.

================================================================================

Mortgage Loan   The mortgage loans, in general, were originated between July
Origination:    1997 and November 1998 by 2 participants in DLJ Mortgage
                Capital, Inc.'s ("DLJMC") commercial and multifamily mortgage loan conduit program. Approximately 90.8% (by balance) of the mortgage loans were originated by Column Financial, Inc.
                ("Column"). The remaining mortgage loans were originated by Union Capital Investments LLC (7.9%) and Apple Bank for Savings
                (1.3%). All mortgage loans were underwritten by Column with third party due diligence reports.

                Column Financial, Inc., an indirect wholly owned subsidiary of Donaldson, Lufkin & Jenrette, Inc., was created in August 1993. Column has originated $6.1 billion commercial and multifamily mortgage loans since its inception. Column sources, underwrites and closes mortgage loans through 14 regional offices located throughout the country.

================================================================================

Servicer:      Banc One Mortgage Capital
               Markets, LLC


Lead Manager:  Donaldson, Lufkin & Jenrette Securities
               Corporation, Sole Manager

================================================================================

Special
Servicer:      Banc One Mortgage Capital          Settlement:   December _, 1998
               Markets, LLC


--------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished similar materials. These materials and the information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

================================================================================

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
                                       277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------

                            Real Estate Finance Group
================================================================================
                           COMMERCIAL MORTGAGE TRADING
================================================================================

                          DLJ Commercial Mortgage Corp.
         Commercial Mortgage Pass-Through Certificates, Series 1998-CF2
                              "Column Conduit VIII"
--------------------------------------------------------------------------------


================================================================================

Rating         Moody's Investor Service, Inc.
Agencies:      Fitch IBCA, Inc.

               Trustee:      Norwest Bank Minnesota, National Association

================================================================================

Extensions:    The Special Servicer will not be permitted to grant any
               extension of the maturity of a mortgage loan beyond 60 months of such mortgage loan's stated maturity date.

================================================================================

Controlling    The Controlling Class of Certificateholders may appoint a
Class:         Special Servicer and replace the existing Special Servicer.

               Controlling Class - will be the most subordinate class of certificates which has a current aggregate certificate principal amount greater than 25% (or in the case of the Class C certificates, 20%) of its original aggregate certificate principal balance.

================================================================================

Advances:      Advances subject to recoverability determination and appraisal reductions.

================================================================================

Prepayment     All of the mortgage loans provide for either a prepayment
Protection     lockout period ("Lockout"), a defeasance period ("Defeasance"),
and            a yield maintenance premium ("YMP") period and/or a prepayment
Distribution   premium ("PP") period or a combination thereof.
of Premiums:

                The certificate yield maintenance amount ("CYMA") for the Class A-1A, A-1B, A-2, A-3, A-4, B-1, B-2, B-3, B-4, B-5, B-6, and/or
                C Certificates (collectively, "Sequential Pay Certificates") equals the total yield maintenance premium collected, multiplied by a fraction (not greater than one or less than zero) which is based upon a formula involving the relationship between the Pass-Through Rate(s) of such Class(es) currently receiving principal, the mortgage rate of the loan that has prepaid, and current interest rates. In general, the CYMA for any Distribution Date will be calculated in respect of and payable to the class(es) of Sequential Pay Certificates entitled to receive distributions of principal on such Distribution Date.

                            CYMA             (Pass-Through Rate - Discount Rate)
                        Allocation %      =  -----------------------------------
                    to Non-IO Certificates     (Mortgage Rate - Discount Rate)

                The yield maintenance amount payable to the interest only certificates, Class S, will equal the total yield maintenance premium less the CYMA as defined above.

                All PPs collected on the Mortgage Loans will be distributed to the interest only certificates, Class S.


--------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished similar materials. These materials and the information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

================================================================================

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
                                       277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------

                            Real Estate Finance Group
================================================================================
                           COMMERCIAL MORTGAGE TRADING
================================================================================

                          DLJ Commercial Mortgage Corp.
         Commercial Mortgage Pass-Through Certificates, Series 1998-CF2
                              "Column Conduit VIII"
--------------------------------------------------------------------------------


================================================================================
Analytics:     Cashflows are expected to be available through: Bloomberg, the
               Trepp Group, Intex Solutions and Charter Research.


--------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished similar materials. These materials and the information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

================================================================================

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
                                       277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------

                            Real Estate Finance Group
================================================================================
                           COMMERCIAL MORTGAGE TRADING
================================================================================

                          DLJ Commercial Mortgage Corp.
         Commercial Mortgage Pass-Through Certificates, Series 1998-CF2
                              "Column Conduit VIII"
--------------------------------------------------------------------------------


================================================================================

Priority of    On each distribution date, interest will be distributed to each
Interest:      of the classes in the following order of priority:

               1. Class S, A-1A and A-1B, pro rata
               2. Class A-2
               3. Class A-3
               4. Class A-4
               5. Class B-1
               6. Class B-2
               7. Class B-3
               8. Class B-4
               9. Class B-5
               10. Class B-6
               11. Class C

================================================================================

Priority       On each distribution date, principal will be distributed and of Principal:  losses will be allocated to each of the classes in the following order of priority:

               Scheduled and Prepayments(1)    Losses
               ----------------------------    --------------------------------
               1. Class A-1A                   1. Class C
               2. Class A-1B(2)                2. Class B-6
               3. Class A-2                    3. Class B-5
               4. Class A-3                    4. Class B-4
               5. Class A-4                    5. Class B-3
               6. Class B-1                    6. Class B-2
               7. Class B-2                    7. Class B-1
               8. Class B-3                    8. Class A-4
               9. Class B-4                    9. Class A-3
               10. Class B-5                   10. Class A-2
               11. Class B-6                   11. Class A-1A and A-1B, pro rata
               12. Class C

               (1) None of the following classes will receive any principal distributions until all classes, if any, listed above it are retired.

               (2) Pro rata with Class A-1A if the balances of Classes A-2 through C are reduced to zero on account of losses.


--------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished similar materials. These materials and the information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

================================================================================

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
                                       277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------

                            Real Estate Finance Group
================================================================================
                           COMMERCIAL MORTGAGE TRADING
================================================================================

                          DLJ Commercial Mortgage Corp.
         Commercial Mortgage Pass-Through Certificates, Series 1998-CF2
                              "Column Conduit VIII"
--------------------------------------------------------------------------------


================================================================================
Three Largest
Assets (1):    THE CHANIN BUILDING
               122 East 42nd Street, New York, New York
               Office Property

               o    LTV:71.2%
               o    DSCR: 1.33x
               o    Sq. Ft.: 848,562
               o    Cut-off Date Balance: $ 74,732,033 (6.5%)

               The Chanin Building (the "Property") is a 55-story office building composed of 795,983 net rentable square feet of office space, 42,654 net rentable square feet of retail space and 9,925 net rentable square feet of storage space. Built in 1929, the borrower has invested more than $30 million in capital expenditures with renovations as recent as 1997. The lobby has been restored to its original condition and is considered one of the architectural masterpieces of Art Deco construction. This is a landmark building at the SW corner of 42nd Street and Lexington Avenue in mid-town Manhattan. The current occupancy level is 95% with a diverse tenant roster. The subject property is occupied by 174 total tenants, with the 10 largest accounting for approximately 35% of the building's rentable area. All revenues from the property are deposited into a hard lockbox.

               The borrower is a single-purpose, bankruptcy-remote entity controlled by Mr. Stanley Stahl. His entire portfolio encompasses more than 4,000,000 square feet of office space, 2,500 apartments, and 150 retail tenancies.

               The property is managed by Colliers ABR, Inc. Colliers ABR, Inc. provides national and international coverage through its equity partnership in Colliers International.


               (1) Excludes groups of cross-collaterized loans or multi-property loans, each of which might be larger than the individual loans listed.



--------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished similar materials. These materials and the information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

================================================================================

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
                                       277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------

                            Real Estate Finance Group
================================================================================
                           COMMERCIAL MORTGAGE TRADING
================================================================================

                          DLJ Commercial Mortgage Corp.
         Commercial Mortgage Pass-Through Certificates, Series 1998-CF2
                              "Column Conduit VIII"
--------------------------------------------------------------------------------


================================================================================
               HERITAGE POINTE APARTMENTS
               10018 Holly Lane, Des Plaines, Illinois
               Multifamily Property

               o    LTV: 69.4%
               o    DSCR: 1.61x
               o    Units: 924
               o    Cut-off Date Balance: $24,982,355 (2.2%)

               Heritage Pointe Apartments (the "Property") is a garden style, multifamily apartment complex built in 1973 and is composed of 924 units in 154 buildings. The property has 746,900 net rentable square feet and is located 27 miles northwest of Chicago CBD. Amenities include a swimming pool, clubhouse, children's playground, laundry facilities and on site parking.

               The current occupancy rate is 96%. The area is desirable because of its close proximity to major interstate and regional highways.

               The mortgagor on the subject is the Sherwood Village L.P. Mid America Management Corp., an Inland affiliate, has been managing the property for the last 15 years. Mid America currently manages approximately 16,000 apartment units with a concentration in the Chicago area.


--------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished similar materials. These materials and the information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

================================================================================

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
                                       277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------

                            Real Estate Finance Group
================================================================================
                           COMMERCIAL MORTGAGE TRADING
================================================================================

                          DLJ Commercial Mortgage Corp.
         Commercial Mortgage Pass-Through Certificates, Series 1998-CF2
                              "Column Conduit VIII"
--------------------------------------------------------------------------------


================================================================================

               THE CENTER AT RANCHO NIGUEL
               28121-28141 & 28201-28251 Crown Valley Parkway,
               Laguna Niguel, California
               Retail Property

               o     LTV: 80.6%
               o     DSCR: 1.35x
               o     Sq. Ft.: 120,867
               o     Cut-off Date Balance: $22,979,767 (2.0%)

               The Center at Rancho Niguel (the "Property") is an anchored, neighborhood shopping center that consists of two sites, the Hughes Center and TGI Friday's Center. The property was built in 1988 and is currently 100% occupied. The city of Laguna Niguel is located in the southern portion of Orange County.

               Major tenants include Hughes Market, which leases 36,300 square feet and Sav-On Express, which leases 7,712 square feet. Hughes Market currently has 56 stores in California and has recently been acquired by Fred Meyer, Inc. Fred Meyer operates 1100 stores and was recently acquired by Kroger Co. which operates 1400 stores, forming a chain of stores spanning 31 states. Sav-On Express is owned by American Drug Stores, Inc., which currently has a total of 882 stores. American Stores has a credit rating "BBB+" and is being acquired by Albertsons, rated "A+", to form the largest grocery chain in the country.

               The mortgagor is an entity of Robert F. Buie. The property management company is Pacific West Asset Management Corporation, which is a full-service asset and property management company.

               This property is cross-collaterized and cross-defaulted with the Edwards Center at Rancho Niguel, a 35,600 sq. ft. retail property, for $5,694,986.


--------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished similar materials. These materials and the information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

================================================================================

                                               Series 1998-CF2 Collateral Pool Summary

Mortgage Loan Characteristics                                            Mortgaged Properties Characteristics
-----------------------------                                            ------------------------------------

Number of Loans:                                 318                     Wtd. Avg. U/W DSCR:                                  1.45 x
Original Balance:                                $1,153,250,436          Wtd. Avg. Cut-off Date LTV:                          71.6%
Cut-off Date Balance (1):                        $1,149,622,805          Wtd. Avg. Maturity/ARD LTV (3):                      60.1%
Average Cut-off Date Balance:                        $3,615,166
                                                                         Wtd. Avg. Year Built/Renovated (4):                  1988
                                                                         Number of States (5):                                  38
Wtd. Avg. Mortgage Rate:                                  7.120%
Wtd. Avg. Original Amort Term (Months): (2)                 322
Wtd. Avg. Original Term to Maturity (Months):               130
Wtd. Avg. Seasoning (Months):                                 3

Top 5 States/Property Types:
                                                         Percentage of                                                 Percentage of
                          Number       Cut-off Date      Initial Pool                        Number      Cut-off Date   Initial Pool
 #  State                of Loans       Balance (1)        Balance         # Property Type   of Loans     Balance (1)      Balance
=======================================================================    =========================================================
 1  New York               19         $ 154,641,881         13.5%          1 Multifamily       114    $   321,935,877       28.0%
 2  California             40           146,120,586         12.7%          2 Retail             65        230,878,567       20.1%
 3  Texas                  49           126,540,415         11.0%          3 Office             38        224,653,725       19.5%
 4  Florida                28           124,431,437         10.8%          4 Hotel              28        156,034,952       13.6%
 5  Illinois               19           114,847,294         10.0%          5 Industrial         25         85,001,549        7.4%
                          ---------------------------------------                            ---------------------------------------

Total/ Weighted Average:  155         $ 666,581,612         58.0%                              270    $ 1,018,504,671       88.6%
                          =======================================                            =======================================

Top 5 Mortgage Loans (6):
                                                           Percentage of
                                       Property             Cut-off Date   Cut-off Date   Appraised   Cut-off Date
#  Property Name                         Type      State     Balance (1)     Balance        Value      LTV Ratio    U/W NCF (7)
===============================================================================================================================
1  Chanin Building                      Office       NY    $ 74,732,033       6.5%      $105,000,000     71.2%    $ 8,387,294
2  Heritage Pointe                    Multifamily    IL      24,982,355       2.2%        36,000,000     69.4%      3,450,664
3  The Center at Rancho Niguel(8)      Retail        CA      22,979,767       2.0%        28,500,000     80.6%      2,387,689
4  Best Western Inn of Chicago          Hotel        IL      21,883,901       1.9%        30,700,000     71.3%      3,279,579
5  Christiana Hilton Inn - Newark, DE   Hotel        DE      21,450,788       1.9%        33,000,000     65.0%      3,251,846
                                                           --------------------------------------------------------------------
Total/Weighted Average:                                    $166,028,844      14.4%      $233,200,000     71.4%    $20,757,072
                                                           ====================================================================

Top 5 Mortgage Loans (6):

                                                    Year Built/
#  Property Name                         U/W DSCR   Renovated (4)
=================================================================
1  Chanin Building                        1.33x         1997
2  Heritage Pointe                        1.61          1973
3  The Center at Rancho Niguel(8)         1.35          1988
4  Best Western Inn of Chicago            1.55          1981
5  Christiana Hilton Inn - Newark, DE     1.79          1997
                                       --------------------------
Total/Weighted Average:                   1.46x         1990
                                       ==========================

(1)  Assumes a Cut-off Date of December 1, 1998.
(2) Excludes Mortgage Loans that require payment of interest only until maturity.
(3) At maturity with repsect to Balloon Loans only or at the ARD. Does not include Fully Amortizing Loans. There can be no assurance that the value of any particular Mortgaged Property will not have declined from the orignal appraised value.
(4) Year Built/Renovated denotes the later of the Year Built or the Year Renovated.
(5)  Includes the District of Columbia.
(6) Excludes groups of cross-collateralized loans or multi-property loans, each of which might be larger than the individual loans listed.
(7) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(8) The Mortgage Loan secured by The Center at Rancho Niguel is cross-collateralized and cross-defaulted with the Mortgage Loan The Edwards Center at Rancho Niguel.

                             Mortgage Loans by State

                                                                                                              Weighted
                                                                           Weighted                            Average    Weighted
                                 Aggregate   Percentage of   Aggregate      Average                 Weighted  Occupancy   Average
                      Number    Cut-off Date    Initial      Appraised    Cut-off Date  Aggregate   Average    Rate at   Year Built/
State                of Loans    Balance (1) Pool Balance      Value       LTV Ratio   U/W NCF(2)   U/W DSCR   U/W(3)   Renovated(4)
------------------------------------------------------------------------------------------------------------------------------------
New York                 19  $  154,641,881     13.5%    $  208,145,000      74.5%   $ 17,859,305    1.38x      96.6%     1992
California               40     146,120,586     12.7%       215,490,000      70.4%     17,555,913    1.44       97.2%     1987
Texas                    49     126,540,415     11.0%       169,520,000      75.1%     14,582,045    1.38       95.5%     1989
Florida                  28     124,431,437     10.8%       162,755,000      76.6%     14,298,174    1.35       94.7%     1989
Illinois                 19     114,847,294     10.0%       176,785,000      66.9%     15,747,360    1.66       97.0%     1982
Alabama                   8      41,387,710      3.6%        61,650,000      68.3%      5,435,689    1.38       90.6%     1989
Ohio                      8      35,190,077      3.1%        48,370,000      73.0%      4,214,131    1.46       96.6%     1991
Michigan                 15      33,445,788      2.9%        46,560,000      73.9%      4,007,915    1.46       96.1%     1988
Georgia                  10      32,095,046      2.8%        43,160,000      74.6%      3,617,926    1.32       96.1%     1990
New Jersey               15      30,067,386      2.6%        45,175,000      67.3%      3,588,826    1.36       95.5%     1983
Delaware                  3      25,063,708      2.2%        38,375,000      65.3%      3,762,951    1.78       95.0%     1997
Nevada                    7      24,458,829      2.1%        44,150,000      58.5%      3,845,644    1.84       94.2%     1984
Indiana                   6      24,246,029      2.1%        39,400,000      62.1%      3,197,871    1.57       89.4%     1987
Maine                    12      20,199,567      1.8%        28,258,000      72.8%      2,466,521    1.34       99.2%     1992
Kentucky                  2      18,677,296      1.6%        25,550,000      73.3%      2,575,287    1.56      100.0%     1986
Virginia                  6      15,792,365      1.4%        21,465,000      73.7%      1,812,860    1.41       95.8%     1989
Maryland                  5      15,453,506      1.3%        20,010,000      77.3%      1,725,680    1.37       96.4%     1987
Washington               10      15,286,618      1.3%        21,955,000      70.5%      1,941,817    1.45       96.6%     1982
Tennessee                 3      14,279,115      1.2%        19,745,000      72.7%      1,848,783    1.42       99.3%     1990
Colorado                  3      13,298,622      1.2%        23,037,000      60.8%      1,535,085    1.35       84.4%     1991
North Carolina            6      12,895,856      1.1%        19,495,000      67.6%      1,471,987    1.34       95.2%     1989
New Hampshire            10      11,659,314      1.0%        15,205,000      77.4%      1,553,062    1.54       99.0%     1989
New Mexico                4      11,508,552      1.0%        20,461,000      57.9%      1,821,243    1.74       99.0%     1994
Connecticut               4       9,965,187      0.9%        14,180,000      70.5%      1,271,298    1.43       96.6%     1989
Pennsylvania              2       9,368,492      0.8%        12,550,000      75.6%      1,063,928    1.37      100.0%     1987
Missouri                  2       8,948,338      0.8%        11,300,000      79.2%      1,069,982    1.51       96.5%     1993
Minnesota                 3       8,442,343      0.7%        12,850,000      67.7%      1,058,693    1.61       98.0%     1993
Massachusetts             2       8,353,069      0.7%        11,330,000      73.7%        911,549    1.28      100.0%     1995
Kansas                    2       8,212,836      0.7%        11,100,000      74.1%        896,468    1.29       96.0%     1989
South Carolina            3       7,474,564      0.7%         9,526,000      78.5%        864,272    1.33       98.5%     1983
Arkansas                  1       6,336,379      0.6%        10,900,000      58.1%        875,698    1.58      100.0%     1980
Alaska                    2       6,224,117      0.5%         8,588,000      72.5%        822,781    1.58       96.7%     1991
Wisconsin                 2       5,782,263      0.5%         9,100,000      63.6%        755,262    1.63       95.4%     1981
Louisiana                 3       3,087,389      0.3%         3,925,000      78.8%        340,982    1.29       99.5%     1978
Oregon                    1       2,347,823      0.2%         3,300,000      71.1%        253,374    1.44      100.0%     1962
Vermont                   1       1,490,301      0.1%         2,000,000      74.5%        215,809    1.35       95.0%     1997
Rhode Island              1       1,294,855      0.1%         1,760,000      73.6%        135,737    1.25       97.0%     1997
District of Columbia      1         707,854      0.1%           950,000      74.5%         87,541    1.35      100.0%     1922
                        ------------------------------------------------------------------------------------------------------------
Total/Weighted
   Average:             318  $1,149,622,805    100.0%    $1,638,075,000      71.6%   $141,089,449    1.45x      96.0%     1988
                        ============================================================================================================

(1)  Assumes a Cut-off Date of December 1, 1998.
(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(3)  Does not reflect any Mortgage Loans secured by hotel properties.
(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                         Mortgage Loans by Property Type

                                                                                                              Weighted
                                                                           Weighted                           Average     Weighted
                                Aggregate    Percentage of    Aggregate     Average                 Weighted  Occupancy   Average
                     Number    Cut-off Date    Initial        Appraised   Cut-off Date  Aggregate    Average   Rate at  Year Built/
Property Type       of Loans    Balance(1)   Pool Balance       Value      LTV Ratio   U/W NCF (2)  U/W DSCR   U/W(3)   Renovated(4)
------------------------------------------------------------------------------------------------------------------------------------
Multifamily            114   $  321,935,877      28.0%     $  434,050,000    74.7%     $ 36,981,702    1.41x     96.1%      1984
Retail                  65      230,878,567      20.1%        339,937,000    70.5%       28,616,990    1.50      96.5%      1990
Office                  38      224,653,725      19.5%        309,938,000    72.8%       25,850,224    1.37      95.0%      1992
Hotel                   28      156,034,952      13.6%        247,545,000    64.5%       23,528,964    1.65       N/A       1991
Industrial              25       85,001,549       7.4%        114,860,000    74.8%       10,083,735    1.38      98.5%      1989
Mixed Use               14       60,572,042       5.3%         89,805,000    69.7%        7,061,825    1.36      97.7%      1990
Manufactured Housing    19       37,923,023       3.3%         57,250,000    68.4%        4,796,742    1.55      97.6%      1975
Other                   11       20,720,678       1.8%         29,950,000    69.3%        2,880,980    1.49      86.4%      1986
Self Storage             1        6,133,110       0.5%          8,300,000    73.9%          725,163    1.35      83.0%      1995
Triple Net Lease         3        5,769,282       0.5%          6,440,000    89.6%          563,124    1.11     100.0%      1998
                     ---------------------------------------------------------------------------------------------------------------
Total/Weighted
   Average:            318   $1,149,622,805     100.0%     $1,638,075,000    71.6%     $141,089,449    1.45x     96.0%      1988
                     ===============================================================================================================

(1)  Assumes a Cut-off Date of December 1, 1998.
(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(3)  Does not reflect any Mortgage Loans secured by hotel properties.
(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                                 Mortgage Rates

                                                                                                              Weighted
                                                                           Weighted                           Average    Weighted
                                 Aggregate    Percentage of   Aggregate    Average                 Weighted  Occupancy    Average
      Range of         Number    Cut-off Date    Initial      Appraised  Cut-off Date  Aggregate   Average    Rate at   Year Built/
   Mortgage Rates    of Loans    Balance(1)   Pool Balance     Value      LTV Ratio    U/W NCF(2)  U/W DSCR   U/W(3)    Renovated(4)
------------------------------------------------------------------------------------------------------------------------------------

 5.780%   --  6.499%    13   $   23,059,334       2.0%   $   31,983,000     73.4%    $  2,762,047    1.56x    97.7%       1980
 6.500%   --  6.749%    20       90,479,254       7.9%      123,370,000     74.6%      10,183,590    1.44     97.9%       1987
 6.750%   --  6.999%    69      355,295,324      30.9%      491,821,000     72.8%      41,475,746    1.40     95.7%       1991
 7.000%   --  7.249%    89      296,812,364      25.8%      451,616,000     68.4%      37,504,976    1.52     95.3%       1988
 7.250%   --  7.499%    57      199,005,046      17.3%      281,885,000     71.4%      25,687,034    1.45     94.8%       1988
 7.500%   --  7.999%    53      164,884,709      14.3%      230,235,000     72.9%      20,668,710    1.44     97.7%       1985
 8.000%   --  8.520%    17       20,086,774       1.7%       27,165,000     74.1%       2,807,346    1.42     98.2%       1987

                    ----------------------------------------------------------------------------------------------------------------
Total/Weighted
   Average:            318   $1,149,622,805     100.0%   $1,638,075,000     71.6%    $141,089,449    1.45x    96.0%       1988
                    ================================================================================================================

Maximum Mortgage Rate:                          8.520%      per annum
Minimum Mortgage Rate:                          5.780%      per annum
Wtd. Avg. Mortgage Rate:                        7.120%      per annum

(1)  Assumes a Cut-off Date of December 1, 1998.
(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(3)  Does not reflect any Mortgage Loans secured by hotel properties.
(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                            Cut-off Date Balances (1)

                                                                                                              Weighted
                                                                              Weighted                         Average    Weighted
                                       Aggregate   Percentage of  Aggregate   Average                Weighted Occupancy   Average
           Range of          Number   Cut-off Date   Initial      Appraised Cut-off Date  Aggregate  Average   Rate at   Year Built/
     Cut-off Date Balances  of Loans   Balance(1)  Pool Balance     Value    LTV Ratio    U/W NCF(2) U/W DSCR  U/W(3)   Renovated(4)
------------------------------------------------------------------------------------------------------------------------------------

$    66,773  --      749,999   31   $   16,496,213     1.4%   $   25,795,000   68.0%    $  2,199,027   1.50x    98.6%     1984
    750,000  --    1,249,999   44       44,866,265     3.9%       66,422,000   69.5%       5,939,645   1.47     97.2%     1983
  1,250,000  --    1,999,999   80      127,750,257    11.1%      182,198,000   71.8%      15,606,555   1.42     96.5%     1985
  2,000,000  --    2,999,999   52      128,521,172    11.2%      183,475,000   71.1%      15,720,143   1.45     95.9%     1986
  3,000,000  --    3,999,999   28       97,837,443     8.5%      139,075,000   72.3%      11,957,236   1.46     96.4%     1987
  4,000,000  --    4,999,999   18       82,124,985     7.1%      127,640,000   66.6%      10,664,469   1.50     97.6%     1992
  5,000,000  --    5,999,999   21      113,357,123     9.9%      162,740,000   71.4%      14,077,689   1.48     96.3%     1987
  6,000,000  --    9,999,999   28      200,511,124    17.4%      285,450,000   71.6%      23,484,082   1.39     94.0%     1990
 10,000,000  --   14,999,999    5       60,847,618     5.3%       80,580,000   75.7%       6,717,733   1.36     94.8%     1988
 15,000,000  --   19,999,999    5       91,281,760     7.9%      126,500,000   73.5%      11,726,733   1.58     97.9%     1990
 20,000,000  --   24,999,999    5      111,296,811     9.7%      153,200,000   73.1%      14,608,843   1.53     97.6%     1986
 25,000,000  --  $74,732,033    1       74,732,033     6.5%      105,000,000   71.2%       8,387,294   1.33     95.0%     1997

                              ------------------------------------------------------------------------------------------------------
Total/Weighted Average:       318   $1,149,622,805   100.0%   $1,638,075,000   71.6%    $141,089,449   1.45x    96.0%     1988
                              ======================================================================================================

Maximum Cut-off Date Balance:                  $74,732,033
Minimum Cut-off Date Balance:                      $66,773
Average Cut-off Date Balance:                  $3,615,166

(1)  Assumes a Cut-off Date of December 1, 1998.
(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(3)  Does not reflect any Mortgage Loans secured by hotel properties.
(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                         Original Amortization Terms (1)

                                                                                                              Weighted
      Range of                                                             Weighted                            Average    Weighted
      Original                    Aggregate   Percentage of   Aggregate     Average                 Weighted  Occupancy   Average
    Amortization        Number   Cut-off Date   Initial       Appraised   Cut-off Date  Aggregate   Average    Rate at  Year Built/
   Terms (Months)      of Loans   Balance(2)  Pool Balance      Value      LTV Ratio    U/W NCF(3)  U/W DSCR    U/W(4)  Renovated(5)
------------------------------------------------------------------------------------------------------------------------------------
120    --       239        15  $   39,590,321     3.4%     $   66,770,000   62.2%     $  6,084,866    1.42x     96.8%       1991
240    --       299        38      95,180,501     8.3%        144,176,000   68.0%       13,739,430    1.50      99.2%       1989
300    --       311       122     404,865,265    35.2%        585,928,000   70.0%       50,488,831    1.45      96.0%       1991
312    --       360       138     584,986,719    50.9%        791,251,000   74.8%       66,708,466    1.41      95.7%       1986

                          ----------------------------------------------------------------------------------------------------------
Total/Weighted Average:   313  $1,124,622,805    97.8%     $1,588,125,000   72.0%     $137,021,593    1.43x     96.0%       1988
                          ==========================================================================================================

Maximum Original Amortization Term (Months):         360
Minimum Original Amortization Term (Months):         120
Wtd. Avg. Original Amortization Term (Months):       322

(1) Excludes Mortgage Loans that require payment of interest only until maturity.
(2)  Assumes a Cut-off Date of December 1, 1998.
(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(4)  Does not reflect any Mortgage Loans secured by hotel properties.
(5) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                      Original Terms to Stated Maturity (1)

                                                                                                              Weighted
                                                                           Weighted                            Average   Weighted
      Range of                   Aggregate    Percentage of   Aggregate    Average                  Weighted  Occupancy  Average
   Original Terms     Number    Cut-off Date   Initial        Appraised   Cut-off Date  Aggregate   Average    Rate at  Year Built/
to Maturity (Months) of Loans    Balance(2)   Pool Balance     Value      LTV Ratio     U/W NCF(3)  U/W DSCR    U/W(4)  Renovated(5)
------------------------------------------------------------------------------------------------------------------------------------
60     --       108       4   $   14,617,313     1.3%      $   20,100,000   74.6%    $    1,697,612   1.32x     91.1%       1984
109    --       120     267      995,279,364    86.6%       1,406,119,000   72.1%       120,442,839   1.45      95.8%       1988
121    --       204      29       84,611,776     7.4%         125,226,000   68.6%        11,144,637   1.44      97.8%       1990
205    --       300      18       55,114,352     4.8%          86,630,000   66.9%         7,804,361   1.51      99.4%       1995

                       -------------------------------------------------------------------------------------------------------------
Total/Weighted Average: 318   $1,149,622,805   100.0%      $1,638,075,000   71.6%    $  141,089,449   1.45x     96.0%       1988
                       =============================================================================================================

Maximum Original Term to Maturity (Months):       300
Minimum Original Term to Maturity (Months):        60
Wtd. Avg. Original Term to Maturity (Months):     130

(1) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.
(2)  Assumes a Cut-off Date of December 1, 1998.
(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(4)  Does not reflect any Mortgage Loans secured by hotel properties.
(5) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                        Remaining Amortization Terms (1)


                                                                                      Weighted
                                       Aggregate     Percentage of    Aggregate        Average                       Weighted
 Range of Remaining        Number     Cut-off Date      Initial       Appraised      Cut-off Date     Aggregate       Average
Amort. Terms (Months)     of Loans    Balance (2)     Pool Balance      Value         LTV Ratio      U/W NCF (3)     U/W DSCR
-------------------------------------------------------------------------------------------------------------------------------
  117    -    176             4    $    6,183,504         0.5%    $   13,010,000        54.4%    $    1,147,201        1.44 x
  177    -    236            25        59,051,371         5.1%        89,792,000        67.1%         8,522,449        1.41
  237    -    272            22        65,346,969         5.7%       101,494,000        66.8%         9,589,439        1.54
  273    -    296            34       131,529,530        11.4%       191,150,000        70.3%        16,529,217        1.43
  297    -    332            91       278,523,651        24.2%       402,688,000        69.9%        34,639,931        1.45
  333    -    355            45       206,875,892        18.0%       272,151,000        76.3%        22,769,586        1.35
  356    -    359            92       377,111,888        32.8%       517,840,000        73.9%        43,823,770        1.45

                           ----------------------------------------------------------------------------------------------------
   Total/Weighted Average:  313    $1,124,622,805        97.8%    $1,588,125,000        72.0%    $  137,021,593        1.43 x
                           ====================================================================================================

                          Weighted
                           Average       Weighted
                          Occupancy      Average
 Range of Remaining        Rate at      Year Built/
Amort. Terms (Months)      U/W (4)     Renovated (5)
----------------------------------------------------
  117    -    176           90.5%          1979
  177    -    236           99.2%          1993
  237    -    272           99.1%          1987
  273    -    296           95.9%          1990
  297    -    332           96.1%          1991
  333    -    355           94.4%          1988
  356    -    359           96.3%          1985

                           -------------------------
   Total/Weighted Average:  96.0%          1988
                           =========================

Maximum Remaining Amortization Term (Months):      359
Minimum Remaining Amortization Term (Months):      117
Wtd. Avg. Remaining Amortization Term (Months):    319

(1) Excludes Mortgage Loans that require payment of interest only until maturity.
(2)  Assumes a Cut-off Date of December 1, 1998.
(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(4)  Does not reflect any Mortgage Loans secured by hotel properties.
(5) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.


                     Remaining Terms to Stated Maturity (1)

                                                                                      Weighted
 Range of Remaining                    Aggregate     Percentage of    Aggregate        Average                       Weighted
  Terms to Stated          Number     Cut-off Date      Initial       Appraised      Cut-off Date     Aggregate       Average
 Maturity (Months)        of Loans    Balance (2)     Pool Balance      Value         LTV Ratio      U/W NCF (3)     U/W DSCR
----------------------------------------------------------------------------------------------------------------------------
  55   -    90                4    $   14,617,313          1.3%   $   20,100,000        74.6%    $    1,697,612        1.32 x
  91   -   126              267       995,279,364         86.6%    1,406,119,000        72.1%       120,442,839        1.45
 127   -   162                4        10,070,557          0.9%       16,015,000        63.5%         1,385,431        1.34
 163   -   186               24        72,296,241          6.3%      105,211,000        69.7%         9,425,460        1.44
 187   -   298               19        57,359,329          5.0%       90,630,000        66.5%         8,138,107        1.52

                           --------------------------------------------------------------------------------------------------
   Total/Weighted Average:  318    $1,149,622,805        100.0%   $1,638,075,000        71.6%    $  141,089,449        1.45 x
                           ==================================================================================================

                          Weighted
                           Average       Weighted
                          Occupancy      Average
 Range of Remaining        Rate at      Year Built/
Amort. Terms (Months)      U/W (4)     Renovated (5)
----------------------------------------------------
  55   -    90              91.1%          1984
  91   -   126              95.8%          1988
 127   -   162              97.3%          1991
 163   -   186              97.8%          1989
 187   -   298              99.5%          1995

                           -------------------------
   Total/Weighted Average:  96.0%          1988
                           =========================

Maximum Remaining Term to Maturity (Months):       298
Minimum Remaining Term to Maturity (Months):       55
Wtd. Avg. Remaining Term to Maturity (Months):     126

(1) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.
(2)  Assumes a Cut-off Date of December 1, 1998.
(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(4)  Does not reflect any Mortgage Loans secured by hotel properties.
(5) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                    Underwriting Debt Service Coverage Ratios

                                                                                    Weighted
                                     Aggregate     Percentage of    Aggregate        Average                       Weighted
        Range of         Number     Cut-off Date      Initial       Appraised      Cut-off Date     Aggregate       Average
        U/W DSCRs       of Loans    Balance (1)     Pool Balance      Value         LTV Ratio      U/W NCF (2)     U/W DSCR
-----------------------------------------------------------------------------------------------------------------------------
    1.060 x -  1.190        4    $    7,358,253         0.6%    $    8,340,000        88.3%    $      726,291        1.11 x
    1.200   -  1.290       52       165,424,376        14.4%       224,196,000        74.4%        18,289,253        1.26
    1.300   -  1.390      103       444,488,016        38.7%       614,036,000        73.4%        49,683,592        1.34
    1.400   -  1.490       71       207,079,613        18.0%       279,960,000        74.4%        24,617,293        1.44
    1.500   -  1.590       41       138,197,437        12.0%       194,618,000        71.6%        18,773,135        1.54
    1.600   -  1.690       17        75,268,173         6.5%       113,360,000        66.8%        10,706,760        1.63
    1.700   -  1.790        8        43,476,914         3.8%        71,100,000        61.9%         6,633,276        1.76
    1.800   -  1.890        6        14,068,507         1.2%        21,980,000        64.7%         2,143,400        1.83
    1.900   -  1.990        6        16,100,202         1.4%        29,485,000        58.7%         2,836,564        1.94
    2.000   -  2.790 x     10        38,161,313         3.3%        81,000,000        48.9%         6,679,885        2.27

                         ----------------------------------------------------------------------------------------------------
  Total/Weighted Average: 318    $1,149,622,805       100.0%    $1,638,075,000        71.6%    $  141,089,449        1.45 x
                         ====================================================================================================

                          Weighted
                           Average       Weighted
                          Occupancy      Average
        Range of           Rate at      Year Built/
        U/W DSCRs          U/W (3)     Renovated (4)
----------------------------------------------------
    1.060 x -  1.190        100.0%         1998
    1.200   -  1.290         96.4%         1988
    1.300   -  1.390         95.6%         1990
    1.400   -  1.490         95.9%         1986
    1.500   -  1.590         98.0%         1986
    1.600   -  1.690         94.6%         1985
    1.700   -  1.790         98.9%         1995
    1.800   -  1.890         96.3%         1981
    1.900   -  1.990         90.4%         1987
    2.000   -  2.790 x       97.5%         1987

                         ---------------------------
  Total/Weighted Average:    96.0%         1988
                         ===========================


Maximum Underwriting DSCR:             2.79 x
Minimum Underwriting DSCR:             1.06 x
Wtd. Avg. Underwriting DSCR:           1.45 x


(1)  Assumes a Cut-off Date of December 1, 1998.
(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(3)  Does not reflect any Mortgage Loans secured by hotel properties.
(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.



                        Cut-off Date Loan-to-Value Ratios

                                                                                    Weighted
        Range of                     Aggregate     Percentage of    Aggregate        Average                       Weighted
      Cut-off Date       Number     Cut-off Date      Initial       Appraised      Cut-off Date     Aggregate       Average
       LTV Ratios       of Loans    Balance (1)     Pool Balance      Value         LTV Ratio      U/W NCF (2)     U/W DSCR
-----------------------------------------------------------------------------------------------------------------------------
   25.00%   -   50.00%     14    $   34,242,096         3.0%    $   83,785,000        41.9%    $    5,587,542        1.89 x
   50.01%   -   60.00%     23        94,627,546         8.2%       168,285,000        56.3%        13,787,284        1.74
   60.01%   -   70.00%     67       195,270,856        17.0%       294,742,000        66.4%        26,571,902        1.54
   70.01%   -   75.00%    108       398,880,958        34.7%       550,719,000        72.5%        47,542,603        1.40
   75.01%   -   80.00%     97       383,813,656        33.4%       488,244,000        78.6%        43,078,548        1.36
   80.01%   -   85.00%      6        37,018,411         3.2%        45,860,000        80.7%         3,958,446        1.37
   85.01%   -   91.20%      3         5,769,282         0.5%         6,440,000        89.6%           563,124        1.11

                         ----------------------------------------------------------------------------------------------------
  Total/Weighted Average: 318    $1,149,622,805       100.0%    $1,638,075,000        71.6%    $  141,089,449        1.45 x
                         ====================================================================================================

                          Weighted
                           Average       Weighted
        Range of          Occupancy      Average
      Cut-off Date         Rate at      Year Built/
       LTV Ratios          U/W (3)     Renovated (4)
----------------------------------------------------
   25.00%   -   50.00%       94.0%         1985
   50.01%   -   60.00%       93.8%         1989
   60.01%   -   70.00%       97.0%         1987
   70.01%   -   75.00%       95.2%         1989
   75.01%   -   80.00%       96.6%         1988
   80.01%   -   85.00%       99.5%         1988
   85.01%   -   91.20%      100.0%         1998

                         ---------------------------
  Total/Weighted Average:    96.0%         1988
                         ===========================

Maximum Cut-off Date LTV Ratio:             91.2%
Minimum Cut-off Date LTV Ratio:             25.0%
Wtd. Avg. Cut-off Date LTV Ratio:           71.6%

(1)  Assumes a Cut-off Date of December 1, 1998.
(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(3)  Does not reflect any Mortgage Loans secured by hotel properties.
(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                         Years Built/Years Renovated (1)

                                                                                    Weighted
        Range of                     Aggregate     Percentage of    Aggregate        Average                       Weighted
         Years           Number     Cut-off Date      Initial       Appraised      Cut-off Date     Aggregate       Average
    Built/Renovated     of Loans    Balance (2)     Pool Balance      Value         LTV Ratio      U/W NCF (3)     U/W DSCR
-----------------------------------------------------------------------------------------------------------------------------
   1922   -    1950         4     $    4,492,611         0.4%   $    6,275,000        72.2%    $    565,204          1.48 x
   1951   -    1960         3          4,298,780         0.4%        5,740,000        75.0%         523,054          1.38
   1961   -    1970        23         43,605,813         3.8%       65,301,000        69.8%       5,291,183          1.46
   1971   -    1980        50        158,230,236        13.8%      228,683,000        70.8%      19,652,566          1.48
   1981   -    1990       102        377,075,250        32.8%      539,253,000        71.7%      47,169,530          1.48
   1991   -    1998       136        561,920,115        48.9%      792,823,000        71.9%      67,887,912          1.42

                         ----------------------------------------------------------------------------------------------------
 Total/Weighted Average:  318     $1,149,622,805       100.0%   $1,638,075,000        71.6%    $141,089,449          1.45 x
                         ====================================================================================================

                          Weighted
                           Average       Weighted
        Range of          Occupancy      Average
      Cut-off Date         Rate at      Year Built/
       LTV Ratios          U/W (4)     Renovated (1)
----------------------------------------------------
   1922   -    1950         98.9%         1939
   1951   -    1960         97.5%         1960
   1961   -    1970         94.7%         1967
   1971   -    1980         96.7%         1975
   1981   -    1990         96.2%         1986
   1991   -    1998         95.8%         1995

                         ---------------------------
 Total/Weighted Average:    96.0%         1988
                         ===========================


Most Recent Year Built/Renovated:             1998
Oldest Year Built/Renovated:                  1922
Wtd. Avg. Year Built/Renovated:               1988

(1) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.
(2)  Assumes a Cut-off Date of December 1, 1998.
(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(4)  Does not reflect any Mortgage Loans secured by hotel properties.


                       Occupancy Rates at Underwriting (1)

                                                                                    Weighted
        Range of                     Aggregate     Percentage of    Aggregate        Average                       Weighted
       Occupancy        Number     Cut-off Date      Initial       Appraised      Cut-off Date     Aggregate       Average
      Rates at U/W      of Loans    Balance (2)     Pool Balance      Value         LTV Ratio      U/W NCF (3)     U/W DSCR
-----------------------------------------------------------------------------------------------------------------------------
   30.0%  -    69.9%        2    $    4,338,800         0.4%    $    7,100,000        62.5%    $      570,195        1.58 x
   70.0%  -    79.9%        5        12,478,159         1.1%        22,200,000        62.1%         1,795,378        1.48
   80.0%  -    89.9%       14        65,502,939         5.7%       102,400,000        67.2%         7,490,107        1.39
   90.0%  -   100.0%      269       911,267,955        79.3%     1,258,830,000        73.3%       107,704,805        1.42

                         ----------------------------------------------------------------------------------------------------
 Total/Weighted Average:  290    $  993,587,852        86.4%    $1,390,530,000        72.7%    $  117,560,485        1.42 x
                         ====================================================================================================

                          Weighted
                           Average       Weighted
        Range of          Occupancy      Average
      Cut-off Date         Rate at      Year Built/
       LTV Ratios          U/W (4)     Renovated (1)
----------------------------------------------------
   30.0%  -    69.9%        51.7%          1992
   70.0%  -    79.9%        75.8%          1988
   80.0%  -    89.9%        85.9%          1987
   90.0%  -   100.0%        97.2%          1988

                         ---------------------------
 Total/Weighted Average:    96.0%          1988
                         ===========================


Maximum Occupancy Rate at Underwriting:              100.0%
Minimum Occupancy Rate at Underwriting:               30.0%
Wtd. Avg. Occupancy Rate at Underwriting:             96.0%

(1)  Does not include any Mortgage Loans secured by hotel properties.
(2)  Assumes a Cut-off Date of December 1, 1998.
(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                   Prepayment Provision as of the Cut-off Date

                                                                           Weighted        Weighted        Weighted
                                                                           Average         Average         Average
                                                                          Remaining       Remaining       Remaining        Weighted
        Range of                            Aggregate     Percentage of    Lockout         Lockout       Lockout Plus      Average
   Remaining Terms to           Number     Cut-off Date      Initial       Period      Plus YM Period   Premium Period     Maturity
  Stated Maturity (Years)(1)   of Loans    Balance (2)     Pool Balance    (Years)         (Years)          (Years)         (Years)
-----------------------------------------------------------------------------------------------------------------------------------
      4.0   -    4.9               2     $    5,334,181        0.5%          4.1             4.1              4.1             4.6
      6.0   -    6.9               2          9,283,132        0.8%          1.8             1.8              4.2             6.2
      9.0   -    9.9             267        995,279,364       86.6%          8.7             9.2              9.2             9.7
     10.0   -   10.9               1          1,595,934        0.1%         10.3            10.3             10.3            10.8
     11.0   -   11.9               3          8,474,623        0.7%         11.3            11.3             11.3            11.8
     14.0   -   14.9              24         72,296,241        6.3%         14.0            14.1             14.1            14.7
     16.0   -   16.9               1          2,244,978        0.2%         16.3            16.3             16.3            16.8
     17.0   -   17.9               1          5,226,550        0.5%         17.3            17.3             17.3            17.8
     19.0   -   19.9              16         43,603,401        3.8%         18.6            19.1             19.1            19.7
     24.0   -   24.9               1          6,284,400        0.5%         24.3            24.3             24.3            24.8

                              -----------------------------------------------------------------------------------------------------
     Total/Weighted Average:     318     $1,149,622,805      100.0%          9.5            10.0             10.0            10.5
                              =====================================================================================================


(1) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.
(2)  Assumes a Cut-off Date of December 1, 1998.



                                Prepayment Option

                                                                            Weighted        Weighted        Weighted
                                                                            Average         Average         Average
                                                                           Remaining       Remaining       Remaining       Weighted
                                             Aggregate     Percentage of    Lockout         Lockout       Lockout Plus     Average
                                 Number     Cut-off Date      Initial       Period       Plus YM Period  Premium Period    Maturity
     Prepayment Options         of Loans    Balance (1)     Pool Balance    (Years)         (Years)          (Years)      (Years)(2)
------------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance                249     $1,043,002,466       90.7%         10.1            10.1             10.1            10.6
Lockout/Yield Maintenance          64         76,330,474        6.6%          3.5             9.6              9.6            10.2
Defeasance/Yield Maintenance (3)    3         21,006,733        1.8%          4.5             8.9              8.9             9.5
Lockout/Prepayment Penalty          1          7,198,183        0.6%          1.2             1.2              4.2             6.2
Lockout                             1          2,084,949        0.2%          4.2             4.2              4.2             6.2

                                ----------------------------------------------------------------------------------------------------
Total/Weighted Average:           318     $1,149,622,805      100.0%          9.5            10.0             10.0            10.5
                                ====================================================================================================

(1)  Assumes a Cut-off Date of December 1, 1998.
(2) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.
(3) "Defeasance / Yield Maintenance" means that the Mortgage Loan provides for a Lockout Period followed by a period during which defeasance is permitted. The two periods are together presented as a Lockout Period during which defeasance is permitted.

                      Mortgage Pool Prepayment Profile (1)

       Prepayment Provision           % of Pool      % of Pool      % of Pool      % of Pool      % of Pool      % of Pool
     As of the Cut-off Date             Dec-98         Dec-99         Dec-00         Dec-01         Dec-02         Dec-03
------------------------------------------------------------------------------------------------------------------------------
                    Lockout             100.0%         100.0%          99.4%          94.5%          94.4%          91.0%
       Yield Maint. Premium               0.0%           0.0%           0.0%           4.9%           4.9%           8.2%
1% to 5% Prepayment Premium               0.0%           0.0%           0.6%           0.6%           0.6%           0.0%
                                   -------------------------------------------------------------------------------------------
                     Total:             100.0%         100.0%         100.0%         100.0%         100.0%         100.0%
                                   ===========================================================================================
                Outstanding
                Balance (mm):      $  1,149.6     $  1,135.1     $  1,119.6     $  1,102.5     $  1,084.2     $  1,059.4

           Number of Loans:               318            318            318            318            318            316


       Prepayment Provision           % of Pool      % of Pool    % of Pool    % of Pool    % of Pool    % of Pool    % of Pool
     As of the Cut-off Date             Dec-04         Dec-05       Dec-06       Dec-07       Dec-08       Dec-09       Dec-10
--------------------------------------------------------------------------------------------------------------------------------
                    Lockout              91.0%          91.5%        91.5%        90.5%        96.4%        96.3%        96.1%
       Yield Maint. Premium               8.2%           8.5%         8.5%         6.5%         3.2%         3.3%         1.4%
1% to 5% Prepayment Premium               0.0%           0.0%         0.0%         0.0%         0.0%         0.0%         0.0%
                                   ---------------------------------------------------------------------------------------------
                     Total:             100.0%         100.0%       100.0%       100.0%       100.0%       100.0%       100.0%
                                   =============================================================================================
                Outstanding
                Balance (mm):      $  1,038.5     $  1,007.2     $  982.9     $  956.9     $   96.8     $   89.3     $   80.2

           Number of Loans:               316            314          314          314           47           46           43

       Prepayment Provision         % of Pool    % of Pool    % of Pool    % of Pool    % of Pool    % of Pool    % of Pool
     As of the Cut-off Date           Dec-11       Dec-12       Dec-13       Dec-14       Dec-15       Dec-16       Dec-17
---------------------------------------------------------------------------------------------------------------------------
                    Lockout            96.0%        95.9%        96.0%        96.0%        95.7%        95.8%        96.2%
       Yield Maint. Premium             1.3%         1.4%         3.1%         3.1%         3.3%         3.3%         2.9%
1% to 5% Prepayment Premium             0.0%         0.0%         0.0%         0.0%         0.0%         0.0%         0.0%
                                   ----------------------------------------------------------------------------------------
                     Total:           100.0%       100.0%       100.0%       100.0%       100.0%       100.0%       100.0%
                                   ========================================================================================
                Outstanding
                Balance (mm):      $   73.8     $   65.2     $   24.8     $   21.1     $   15.5     $   11.1     $    7.1

           Number of Loans:              43           42           19           19           18           17           17

(1) Calculated assuming that no Mortgage Loan prepays, defaults or is repurchased prior to stated maturity, except that the ARD Loans are assumed to pay in full on their respective Final Anticipated Repayment Dates. Otherwise calculated based on Maturity Assumptions to be set forth in the final prospectus supplement.

DLJCMC-1998CF2RED.V1 A1A
Yield Table(Speeds Start after YMP)
Current Balance                       $226,315,000  Gross WAC             7.1203
Pass-Thru Rate                                5.84  Current WAM              317
Accrued Days / Delay Days          9 / 11           Settlement          12/10/98

Prepayments
Price                  0.0% CPR             25.0% CPR              50.0% CPR             75.0% CPR             100.0% CPR
                        Yield      ModDur      Yield      ModDur     Yield      ModDur      Yield    ModDur        Yield      ModDur
   100.03125 100-01     5.866       4.57       5.865       4.51      5.865       4.47       5.864     4.45         5.864       4.41
    100.0625 100-02     5.859                  5.858                 5.858                  5.857                  5.857
   100.09375 100-03     5.852                  5.851                 5.851                   5.85                   5.85
     100.125 100-04     5.845                  5.844                 5.844                  5.843                  5.843
   100.15625 100-05     5.838                  5.837                 5.837                  5.836                  5.836
    100.1875 100-06     5.832                   5.83                  5.83                  5.829                  5.829
   100.21875 100-07     5.825                  5.824                 5.823                  5.822                  5.822
      100.25 100-08     5.818                  5.817                 5.816                  5.815                  5.815
   100.28125 100-09     5.811       4.58        5.81       4.51      5.809       4.47       5.808     4.45         5.807       4.41
    100.3125 100-10     5.804                  5.803                 5.802                  5.801                    5.8
   100.34375 100-11     5.798                  5.796                 5.795                  5.794                  5.793
     100.375 100-12     5.791                  5.789                 5.788                  5.787                  5.786
   100.40625 100-13     5.784                  5.782                 5.781                   5.78                  5.779
    100.4375 100-14     5.777                  5.775                 5.774                  5.773                  5.772
   100.46875 100-15      5.77                  5.768                 5.767                  5.767                  5.765
       100.5 100-16     5.764                  5.762                  5.76                   5.76                  5.758
    100.5225 100-16+    5.759       4.58       5.757       4.52      5.755       4.48       5.755     4.46         5.753       4.42
   100.53125 100-17     5.757                  5.755                 5.753                  5.753                  5.751
    100.5625 100-18      5.75                  5.748                 5.746                  5.746                  5.744
   100.59375 100-19     5.743                  5.741                  5.74                  5.739                  5.737
     100.625 100-20     5.737                  5.734                 5.733                  5.732                   5.73
   100.65625 100-21      5.73                  5.727                 5.726                  5.725                  5.723
    100.6875 100-22     5.723                   5.72                 5.719                  5.718                  5.716
   100.71875 100-23     5.716                  5.713                 5.712                  5.711                  5.709
      100.75 100-24      5.71       4.59       5.707       4.52      5.705       4.48       5.704     4.46         5.702       4.42
   100.78125 100-25     5.703                    5.7                 5.698                  5.697                  5.695
    100.8125 100-26     5.696                  5.693                 5.691                   5.69                  5.688
   100.84375 100-27     5.689                  5.686                 5.684                  5.683                  5.681
     100.875 100-28     5.683                  5.679                 5.677                  5.676                  5.674
   100.90625 100-29     5.676                  5.672                  5.67                  5.669                  5.667
    100.9375 100-30     5.669                  5.666                 5.664                  5.662                   5.66
   100.96875 100-31     5.662                  5.659                 5.657                  5.655                  5.653
Avg Life                           5.7                   5.61                  5.56                 5.53                     5.48
First Pay                      1/12/99                1/12/99               1/12/99              1/12/99                  1/12/99
Last Pay                       6/12/08                4/12/08               3/12/08              2/12/08                  1/12/08
Prin. Window                       114                    112                   111                  110                      109

DLJCMC-1998CF2RED.V1 A1B
Yield Table(Speeds Start after YMP)
Current Balance                       $601,417,000  Gross WAC             7.1203
Pass-Thru Rate                                6.28  Current WAM              317
Accrued Days / Delay Days          9 / 11           Settlement          12/10/98

Prepayments
Price                  0.0% CPR             25.0% CPR              50.0% CPR             75.0% CPR             100.0% CPR
                        Yield      ModDur      Yield      ModDur     Yield      ModDur      Yield    ModDur        Yield      ModDur
         101 101-00     6.195       7.08       6.195       7.07      6.194       7.04       6.193     7.01          6.19       6.86
   101.03125 101-01     6.191                   6.19                  6.19                  6.189                  6.185
    101.0625 101-02     6.186                  6.186                 6.185                  6.185                  6.181
   101.09375 101-03     6.182                  6.182                 6.181                   6.18                  6.176
     101.125 101-04     6.178                  6.177                 6.177                  6.176                  6.172
   101.15625 101-05     6.173                  6.173                 6.172                  6.171                  6.167
    101.1875 101-06     6.169                  6.169                 6.168                  6.167                  6.163
   101.21875 101-07     6.165                  6.164                 6.164                  6.163                  6.158
      101.25 101-08      6.16       7.09        6.16       7.07      6.159       7.05       6.158     7.01         6.154       6.87
   101.28125 101-09     6.156                  6.155                 6.155                  6.154                  6.149
    101.3125 101-10     6.152                  6.151                  6.15                  6.149                  6.145
   101.34375 101-11     6.147                  6.147                 6.146                  6.145                   6.14
     101.375 101-12     6.143                  6.142                 6.142                  6.141                  6.136
   101.40625 101-13     6.139                  6.138                 6.137                  6.136                  6.131
    101.4375 101-14     6.134                  6.134                 6.133                  6.132                  6.127
   101.46875 101-15      6.13                  6.129                 6.129                  6.127                  6.122
    101.4826 101-15+    6.128       7.09       6.127       7.08      6.127       7.05       6.125     7.02          6.12       6.87
       101.5 101-16     6.126                  6.125                 6.124                  6.123                  6.118
   101.53125 101-17     6.121                  6.121                  6.12                  6.119                  6.114
    101.5625 101-18     6.117                  6.116                 6.116                  6.114                  6.109
   101.59375 101-19     6.113                  6.112                 6.111                   6.11                  6.105
     101.625 101-20     6.108                  6.108                 6.107                  6.106                    6.1
   101.65625 101-21     6.104                  6.103                 6.102                  6.101                  6.096
    101.6875 101-22       6.1                  6.099                 6.098                  6.097                  6.091
   101.71875 101-23     6.095       7.1        6.095       7.08      6.094       7.06       6.092     7.02         6.087       6.88
      101.75 101-24     6.091                   6.09                 6.089                  6.088                  6.082
   101.78125 101-25     6.087                  6.086                 6.085                  6.084                  6.078
    101.8125 101-26     6.082                  6.082                 6.081                  6.079                  6.073
   101.84375 101-27     6.078                  6.077                 6.076                  6.075                  6.069
     101.875 101-28     6.074                  6.073                 6.072                  6.071                  6.064
   101.90625 101-29     6.069                  6.069                 6.068                  6.066                   6.06
    101.9375 101-30     6.065                  6.064                 6.063                  6.062                  6.056
Avg Life                          9.69                   9.66                  9.61                 9.55                     9.28
First Pay                      6/12/08                4/12/08               3/12/08              2/12/08                  1/12/08
Last Pay                      10/12/08               10/12/08              10/12/08              9/12/08                  5/12/08
Prin. Window                         5                      7                     8                    8                        5

DLJCMC-1998CF2RED.V1 A2
Yield Table(Speeds Start after YMP)
Current Balance                        $57,482,000  Gross WAC             7.1203
Pass-Thru Rate                                6.53  Current WAM              317
Accrued Days / Delay Days          9 / 11           Settlement          12/10/98

Prepayments
Price                  0.0% CPR             25.0% CPR              50.0% CPR             75.0% CPR             100.0% CPR
                        Yield      ModDur      Yield      ModDur     Yield      ModDur      Yield    ModDur        Yield      ModDur
   101.03125 101-01     6.447        7.1       6.446       7.08      6.446       7.08       6.446     7.06         6.442       6.89
    101.0625 101-02     6.442                  6.442                 6.442                  6.442                  6.437
   101.09375 101-03     6.438                  6.438                 6.438                  6.437                  6.433
     101.125 101-04     6.434                  6.433                 6.433                  6.433                  6.428
   101.15625 101-05     6.429                  6.429                 6.429                  6.428                  6.424
    101.1875 101-06     6.425                  6.425                 6.425                  6.424                  6.419
   101.21875 101-07     6.421                   6.42                  6.42                   6.42                  6.415
      101.25 101-08     6.416                  6.416                 6.416                  6.415                   6.41
   101.28125 101-09     6.412        7.1       6.412       7.09      6.411       7.08       6.411     7.06         6.406       6.89
    101.3125 101-10     6.408                  6.407                 6.407                  6.407                  6.401
   101.34375 101-11     6.403                  6.403                 6.403                  6.402                  6.397
     101.375 101-12     6.399                  6.399                 6.398                  6.398                  6.392
   101.40625 101-13     6.395                  6.394                 6.394                  6.394                  6.388
    101.4375 101-14      6.39                   6.39                  6.39                  6.389                  6.383
   101.46875 101-15     6.386                  6.385                 6.385                  6.385                  6.379
       101.5 101-16     6.382                  6.381                 6.381                   6.38                  6.375
    101.5267 101-17     6.378       7.11       6.377       7.09      6.377       7.09       6.377     7.07         6.371        6.9
   101.53125 101-17     6.377                  6.377                 6.377                  6.376                   6.37
    101.5625 101-18     6.373                  6.372                 6.372                  6.372                  6.366
   101.59375 101-19     6.369                  6.368                 6.368                  6.367                  6.361
     101.625 101-20     6.364                  6.364                 6.364                  6.363                  6.357
   101.65625 101-21      6.36                  6.359                 6.359                  6.359                  6.352
    101.6875 101-22     6.356                  6.355                 6.355                  6.354                  6.348
   101.71875 101-23     6.351                  6.351                 6.351                   6.35                  6.343
      101.75 101-24     6.347       7.11       6.347       7.09      6.346       7.09       6.346     7.07         6.339        6.9
   101.78125 101-25     6.343                  6.342                 6.342                  6.341                  6.335
    101.8125 101-26     6.339                  6.338                 6.338                  6.337                   6.33
   101.84375 101-27     6.334                  6.334                 6.333                  6.333                  6.326
     101.875 101-28      6.33                  6.329                 6.329                  6.328                  6.321
   101.90625 101-29     6.326                  6.325                 6.325                  6.324                  6.317
    101.9375 101-30     6.321                  6.321                  6.32                   6.32                  6.312
   101.96875 101-31     6.317                  6.316                 6.316                  6.315                  6.308
Avg Life                          9.88                   9.85                  9.84                 9.81                     9.48
First Pay                     10/12/08               10/12/08              10/12/08              9/12/08                  5/12/08
Last Pay                      11/12/08               11/12/08              10/12/08             10/12/08                  6/12/08
Prin. Window                         2                      2                     1                    2                        2

DLJCMC-1998CF2RED.V1 A3
Yield Table(Speeds Start after YMP)
Current Balance                        $63,230,000  Gross WAC             7.1203
Pass-Thru Rate                                6.73  Current WAM              317
Accrued Days / Delay Days          9 / 11           Settlement          12/10/98

Prepayments
Price                  0.0% CPR             25.0% CPR              50.0% CPR             75.0% CPR             100.0% CPR
                        Yield      ModDur      Yield      ModDur     Yield      ModDur      Yield    ModDur        Yield      ModDur
         101 101-00     6.647       7.05       6.647       7.05      6.646       7.04       6.646     7.02         6.641       6.84
   101.03125 101-01     6.642                  6.642                 6.642                  6.641                  6.637
    101.0625 101-02     6.638                  6.638                 6.637                  6.637                  6.632
   101.09375 101-03     6.634                  6.634                 6.633                  6.632                  6.627
     101.125 101-04     6.629                  6.629                 6.629                  6.628                  6.623
   101.15625 101-05     6.625                  6.625                 6.624                  6.624                  6.618
    101.1875 101-06     6.621                   6.62                  6.62                  6.619                  6.614
   101.21875 101-07     6.616                  6.616                 6.616                  6.615                  6.609
      101.25 101-08     6.612       7.06       6.612       7.06      6.611       7.04        6.61     7.02         6.605       6.85
   101.28125 101-09     6.607                  6.607                 6.607                  6.606                    6.6
    101.3125 101-10     6.603                  6.603                 6.602                  6.602                  6.596
   101.34375 101-11     6.599                  6.599                 6.598                  6.597                  6.591
     101.375 101-12     6.594                  6.594                 6.594                  6.593                  6.587
   101.40625 101-13      6.59                   6.59                 6.589                  6.589                  6.582
    101.4375 101-14     6.586                  6.586                 6.585                  6.584                  6.578
   101.46875 101-15     6.581                  6.581                 6.581                   6.58                  6.574
    101.4923 101-16     6.578       7.06       6.578       7.06      6.577       7.05       6.576     7.03          6.57       6.85
       101.5 101-16     6.577                  6.577                 6.576                  6.575                  6.569
   101.53125 101-17     6.573                  6.572                 6.572                  6.571                  6.565
    101.5625 101-18     6.568                  6.568                 6.568                  6.567                   6.56
   101.59375 101-19     6.564                  6.564                 6.563                  6.562                  6.556
     101.625 101-20      6.56                  6.559                 6.559                  6.558                  6.551
   101.65625 101-21     6.555                  6.555                 6.554                  6.554                  6.547
    101.6875 101-22     6.551                  6.551                  6.55                  6.549                  6.542
   101.71875 101-23     6.547       7.07       6.546       7.07      6.546       7.05       6.545     7.03         6.538       6.86
      101.75 101-24     6.542                  6.542                 6.541                   6.54                  6.533
   101.78125 101-25     6.538                  6.538                 6.537                  6.536                  6.529
    101.8125 101-26     6.533                  6.533                 6.533                  6.532                  6.524
   101.84375 101-27     6.529                  6.529                 6.528                  6.527                   6.52
     101.875 101-28     6.525                  6.525                 6.524                  6.523                  6.515
   101.90625 101-29     6.521                   6.52                  6.52                  6.519                  6.511
    101.9375 101-30     6.516                  6.516                 6.515                  6.514                  6.506
Avg Life                          9.92                   9.92                  9.89                 9.85                     9.51
First Pay                     11/12/08               11/12/08              10/12/08             10/12/08                  6/12/08
Last Pay                      11/12/08               11/12/08              11/12/08             11/12/08                  6/12/08
Prin. Window                         1                      1                     2                    2                        1


DLJCMC-1998CF2RED.V1 A4
Yield Table(Speeds Start after YMP)
Current Balance                        $14,370,000  Gross WAC             7.1203
Pass-Thru Rate                                7.13  Current WAM              317
Accrued Days / Delay Days          9 / 11           Settlement          12/10/98

Prepayments
Price                  0.0% CPR             25.0% CPR              50.0% CPR             75.0% CPR             100.0% CPR
                        Yield      ModDur      Yield      ModDur     Yield      ModDur      Yield    ModDur        Yield      ModDur
   101.03125 101-01     6.995       6.94       6.995       6.94      6.994       6.94       6.994     6.94         6.987       6.73
    101.0625 101-02     6.991                   6.99                  6.99                  6.989                  6.982
   101.09375 101-03     6.987                  6.986                 6.985                  6.985                  6.978
     101.125 101-04     6.982                  6.981                 6.981                  6.981                  6.973
   101.15625 101-05     6.978                  6.977                 6.976                  6.976                  6.969
    101.1875 101-06     6.973                  6.972                 6.972                  6.972                  6.964
   101.21875 101-07     6.969                  6.968                 6.968                  6.967                   6.96
      101.25 101-08     6.964                  6.964                 6.963                  6.963                  6.955
   101.28125 101-09      6.96       6.94       6.959       6.94      6.959       6.94       6.958     6.94          6.95       6.74
    101.3125 101-10     6.955                  6.955                 6.954                  6.954                  6.946
   101.34375 101-11     6.951                   6.95                  6.95                  6.949                  6.941
     101.375 101-12     6.947                  6.946                 6.945                  6.945                  6.937
   101.40625 101-13     6.942                  6.941                 6.941                  6.941                  6.932
    101.4375 101-14     6.938                  6.937                 6.936                  6.936                  6.928
   101.46875 101-15     6.933                  6.933                 6.932                  6.932                  6.923
       101.5 101-16     6.929                  6.928                 6.928                  6.927                  6.918
    101.5063 101-16     6.928       6.95       6.927       6.95      6.927       6.95       6.926     6.95         6.918       6.74
   101.53125 101-17     6.924                  6.924                 6.923                  6.923                  6.914
    101.5625 101-18      6.92                  6.919                 6.919                  6.919                  6.909
   101.59375 101-19     6.916                  6.915                 6.914                  6.914                  6.905
     101.625 101-20     6.911                   6.91                  6.91                   6.91                    6.9
   101.65625 101-21     6.907                  6.906                 6.906                  6.905                  6.896
    101.6875 101-22     6.902                  6.902                 6.901                  6.901                  6.891
   101.71875 101-23     6.898                  6.897                 6.897                  6.896                  6.887
      101.75 101-24     6.894       6.95       6.893       6.95      6.892       6.95       6.892     6.95         6.882       6.75
   101.78125 101-25     6.889                  6.888                 6.888                  6.888                  6.878
    101.8125 101-26     6.885                  6.884                 6.883                  6.883                  6.873
   101.84375 101-27      6.88                   6.88                 6.879                  6.879                  6.868
     101.875 101-28     6.876                  6.875                 6.875                  6.874                  6.864
   101.90625 101-29     6.872                  6.871                  6.87                   6.87                  6.859
    101.9375 101-30     6.867                  6.866                 6.866                  6.866                  6.855
   101.96875 101-31     6.863                  6.862                 6.861                  6.861                   6.85
Avg Life                          9.92                   9.92                  9.92                 9.92                     9.51
First Pay                     11/12/08               11/12/08              11/12/08             11/12/08                  6/12/08
Last Pay                      11/12/08               11/12/08              11/12/08             11/12/08                  6/12/08
Prin. Window                         1                      1                     1                    1                        1

DLJCMC-1998CF2RED.V1 B1
Yield Table(Speeds Start after YMP)
Current Balance                        $43,111,000  Gross WAC             7.1203
Pass-Thru Rate                              7.3035  Current WAM              317
Accrued Days / Delay Days          9 / 11           Settlement          12/10/98

Prepayments
Price                  0.0% CPR             25.0% CPR              50.0% CPR             75.0% CPR             100.0% CPR
                        Yield      ModDur      Yield      ModDur     Yield      ModDur      Yield    ModDur        Yield      ModDur
     99.28125 99-09      7.35       6.87       7.348       6.87      7.347       6.87       7.346     6.87         7.347       6.67
      99.3125 99-10     7.346                  7.344                 7.343                  7.342                  7.342
     99.34375 99-11     7.341                  7.339                 7.338                  7.337                  7.338
       99.375 99-12     7.337                  7.335                 7.333                  7.333                  7.333
     99.40625 99-13     7.332                   7.33                 7.329                  7.328                  7.328
      99.4375 99-14     7.328                  7.325                 7.324                  7.323                  7.324
     99.46875 99-15     7.323                  7.321                  7.32                  7.319                  7.319
         99.5 99-16     7.318                  7.316                 7.315                  7.314                  7.314
     99.53125 99-17     7.314       6.87       7.312       6.88      7.311       6.88        7.31     6.88         7.309       6.67
      99.5625 99-18     7.309                  7.307                 7.306                  7.305                  7.305
     99.59375 99-19     7.305                  7.303                 7.301                  7.301                    7.3
       99.625 99-20       7.3                  7.298                 7.297                  7.296                  7.295
     99.65625 99-21     7.296                  7.294                 7.292                  7.292                  7.291
      99.6875 99-22     7.291                  7.289                 7.288                  7.287                  7.286
     99.71875 99-23     7.287                  7.284                 7.283                  7.282                  7.281
        99.75 99-24     7.282                   7.28                 7.279                  7.278                  7.277
      99.7776 99-25     7.278       6.88       7.276       6.88      7.275       6.88       7.274     6.88         7.273       6.68
     99.78125 99-25     7.277                  7.275                 7.274                  7.273                  7.272
      99.8125 99-26     7.273                  7.271                  7.27                  7.269                  7.267
     99.84375 99-27     7.268                  7.266                 7.265                  7.264                  7.263
       99.875 99-28     7.264                  7.262                 7.261                   7.26                  7.258
     99.90625 99-29     7.259                  7.257                 7.256                  7.255                  7.253
      99.9375 99-30     7.255                  7.253                 7.252                  7.251                  7.249
     99.96875 99-31      7.25                  7.248                 7.247                  7.246                  7.244
          100 100-00    7.246       6.88       7.244       6.88      7.242       6.89       7.242     6.89         7.239       6.68
    100.03125 100-01    7.241                  7.239                 7.238                  7.237                  7.235
     100.0625 100-02    7.237                  7.235                 7.233                  7.233                   7.23
    100.09375 100-03    7.232                   7.23                 7.229                  7.228                  7.225
      100.125 100-04    7.228                  7.226                 7.224                  7.224                  7.221
    100.15625 100-05    7.223                  7.221                  7.22                  7.219                  7.216
     100.1875 100-06    7.219                  7.216                 7.215                  7.214                  7.211
    100.21875 100-07    7.214                  7.212                 7.211                   7.21                  7.207
Avg Life                          9.92                   9.92                  9.92                 9.92                     9.51
First Pay                     11/12/08               11/12/08              11/12/08             11/12/08                  6/12/08
Last Pay                      11/12/08               11/12/08              11/12/08             11/12/08                  6/12/08
Prin. Window                         1                      1                     1                    1                        1

DLJCMC-1998CF2RED.V1 B2
Yield Table(Speeds Start after YMP)
Current Balance                        $17,245,000  Gross WAC             7.1203
Pass-Thru Rate                              7.3035  Current WAM              317
Accrued Days / Delay Days          9 / 11           Settlement          12/10/98

Prepayments
Price                  0.0% CPR             25.0% CPR              50.0% CPR             75.0% CPR             100.0% CPR
                        Yield      ModDur      Yield      ModDur     Yield      ModDur      Yield    ModDur        Yield      ModDur
     92.71875 92-23     8.354       6.73       8.352       6.73      8.351       6.73        8.35     6.73         8.381       6.54
        92.75 92-24     8.349                  8.347                 8.346                  8.345                  8.376
     92.78125 92-25     8.344                  8.342                 8.341                   8.34                  8.371
      92.8125 92-26     8.339                  8.337                 8.336                  8.335                  8.365
     92.84375 92-27     8.334                  8.332                 8.331                   8.33                   8.36
       92.875 92-28     8.329                  8.327                 8.326                  8.325                  8.355
     92.90625 92-29     8.324                  8.322                 8.321                   8.32                   8.35
      92.9375 92-30     8.319                  8.317                 8.316                  8.315                  8.345
     92.96875 92-31     8.314       6.73       8.312       6.73      8.311       6.73        8.31     6.73          8.34       6.54
           93 93-00      8.31                  8.307                 8.306                  8.305                  8.335
     93.03125 93-01     8.305                  8.302                 8.301                    8.3                  8.329
      93.0625 93-02       8.3                  8.297                 8.296                  8.295                  8.324
     93.09375 93-03     8.295                  8.292                 8.291                   8.29                  8.319
       93.125 93-04      8.29                  8.287                 8.286                  8.285                  8.314
     93.15625 93-05     8.285                  8.282                 8.281                   8.28                  8.309
      93.1875 93-06      8.28                  8.278                 8.276                  8.275                  8.304
      93.1979 93-06+    8.278       6.74       8.276       6.74      8.275       6.74       8.274     6.74         8.302       6.55
     93.21875 93-07     8.275                  8.273                 8.271                   8.27                  8.299
        93.25 93-08      8.27                  8.268                 8.266                  8.265                  8.294
     93.28125 93-09     8.265                  8.263                 8.261                  8.261                  8.289
      93.3125 93-10      8.26                  8.258                 8.256                  8.256                  8.283
     93.34375 93-11     8.255                  8.253                 8.251                  8.251                  8.278
       93.375 93-12      8.25                  8.248                 8.246                  8.246                  8.273
     93.40625 93-13     8.245                  8.243                 8.242                  8.241                  8.268
      93.4375 93-14      8.24       6.74       8.238       6.74      8.237       6.74       8.236     6.74         8.263       6.55
     93.46875 93-15     8.235                  8.233                 8.232                  8.231                  8.258
         93.5 93-16      8.23                  8.228                 8.227                  8.226                  8.253
     93.53125 93-17     8.225                  8.223                 8.222                  8.221                  8.248
      93.5625 93-18      8.22                  8.218                 8.217                  8.216                  8.243
     93.59375 93-19     8.215                  8.213                 8.212                  8.211                  8.238
       93.625 93-20      8.21                  8.208                 8.207                  8.206                  8.233
     93.65625 93-21     8.205                  8.203                 8.202                  8.201                  8.227
Avg Life                          9.92                   9.92                  9.92                9.92                     9.51
First Pay                     11/12/08               11/12/08              11/12/08            11/12/08                  6/12/08
Last Pay                      11/12/08               11/12/08              11/12/08            11/12/08                  6/12/08
Prin. Window                         1                      1                     1                   1                        1

DLJCMC-1998CF2RED.V1 S
Yield Table(Speeds Start after YMP, Inc. Prepay Penalties)
Current Balance                     $1,149,622,805  Gross WAC             7.1203
Pass-Thru Rate                              1.0533  Current WAM              317
Accrued Days / Delay Days           9 / 11          Settlement          12/10/98

Prepayments
Price                  0.0% CPR             25.0% CPR              50.0% CPR             75.0% CPR             100.0% CPR
                        Yield      ModDur      Yield      ModDur     Yield      ModDur      Yield    ModDur        Yield      ModDur
      5.03125 5-01       11.74      3.81       11.597      3.81      11.491      3.81       11.388    3.81          11.02      3.78
       5.0625 5-02      11.579                 11.436                11.329                 11.226                 10.858
      5.09375 5-03      11.419                 11.276                 11.17                 11.067                 10.697
        5.125 5-04       11.26                 11.118                11.012                 10.909                 10.538
      5.15625 5-05      11.104                 10.962                10.855                 10.752                  10.38
       5.1875 5-06      10.949                 10.807                  10.7                 10.597                 10.224
      5.21875 5-07      10.796                 10.654                10.547                 10.444                 10.069
         5.25 5-08      10.644                 10.502                10.395                 10.292                  9.916
      5.28125 5-09      10.493      3.93       10.351      3.94      10.245      3.94       10.141    3.93          9.765      3.91
       5.3125 5-10      10.344                 10.203                10.096                  9.992                  9.615
      5.34375 5-11      10.197                 10.055                 9.949                  9.845                  9.466
        5.375 5-12      10.051                  9.909                 9.803                  9.699                  9.319
      5.40625 5-13       9.906                  9.764                 9.658                  9.554                  9.173
       5.4375 5-14       9.763                  9.621                 9.515                  9.411                  9.029
      5.46875 5-15       9.621                  9.479                 9.373                  9.269                  8.886
          5.5 5-16        9.48                  9.339                 9.233                  9.128                  8.744
       5.5092 5-16+      9.439      4.04        9.298      4.05       9.191      4.05        9.087    4.04          8.703      4.01
      5.53125 5-17        9.34                    9.2                 9.093                  8.989                  8.604
       5.5625 5-18       9.202                  9.062                 8.955                  8.851                  8.465
      5.59375 5-19       9.066                  8.925                 8.819                  8.714                  8.327
        5.625 5-20        8.93                   8.79                 8.683                  8.579                  8.191
      5.65625 5-21       8.796                  8.655                 8.549                  8.444                  8.055
       5.6875 5-22       8.663                  8.522                 8.416                  8.311                  7.921
      5.71875 5-23       8.531                   8.39                 8.284                  8.179                  7.788
         5.75 5-24         8.4      4.16         8.26      4.16       8.154      4.16        8.048    4.16          7.657      4.13
      5.78125 5-25        8.27                   8.13                 8.024                  7.919                  7.526
       5.8125 5-26       8.142                  8.002                 7.896                   7.79                  7.397
      5.84375 5-27       8.014                  7.875                 7.769                  7.663                  7.269
        5.875 5-28       7.888                  7.748                 7.642                  7.537                  7.141
      5.90625 5-29       7.763                  7.623                 7.517                  7.412                  7.015
       5.9375 5-30       7.639                  7.499                 7.393                  7.288                   6.89
      5.96875 5-31       7.516                  7.376                 7.271                  7.165                  6.766
Avg Life                          9.37                   9.33                  9.29                 9.25                     9.01
First Pay                      1/12/99                1/12/99               1/12/99              1/12/99                  1/12/99
Last Pay                      10/12/23               10/12/23              10/12/23             10/12/23                  5/12/23
Prin. Window                       298                    298                   298                  298                      293
